INTANGIBLE ASSETS, NET (Details 1) $ in Thousands	Dec. 31, 2021 USD ($)
Intangible Assets, Net (Excluding Goodwill) [Abstract]
2022	$ 704
2023	704
2024	407
Total future amortization expense	$ 1,815